    The Asia Pacific
    Fund, Inc.
-------------------------------------------------------------------
    Semi-Annual Report
    September 30, 2000

    - Shareholders should be aware that the Board of Directors of The Asia Pacific Fund, Inc. approved a tender offer for shares of the Fund's Common Stock. The background to their decision is their concern about the deep discount to net asset value at which the Fund's shares have been trading.

    - The tender offer, which is subject to certain terms and conditions, is planned to commence in November, 2000.

    - The offer to purchase and letter of transmittal for the tender offer are enclosed with this report.


        www.asiapacificfund.com

--------------------------------------------------------------------------------
                          The Asia Pacific Fund, Inc.
                      As of September 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                              OUR TOLL-FREE LINE:
                                1-888-4-ASIA-PAC
For further information on the Fund, please call. In addition, the Fund makes available monthly portfolio information. If you would like to receive this information please call the toll-free number indicated above.

                Statistics
-------------------------------------------
Total Net Assets               $215,115,858
Shares Outstanding               18,229,333
Net Asset Value                      $11.80
Equity                                 96.8%(a)
Repurchase Agreements                   3.2%(a)

         Total Returns (US Dollar terms)
-------------------------------------------------
                              Market
Period                       Price(b)      NAV(c)
3 months ended 9/30/00           -9.68%     -13.1%
6 months ended 9/30/00          -16.17%     -19.7%
9 months ended 9/30/00          -22.22%     -17.7%
1 Year ended 9/30/00             -1.53%       5.5%
3 Years ended 9/30/00           -14.12%      -3.1%
5 Years ended 9/30/00           -24.85%      -8.4%
10 Years ended 9/30/00          111.37%    147.20%
Since inception                 125.59%    225.00%
Since inception
(annualized)                      6.24%       9.1%

               Other Information
------------------------------------------------
Ticker Symbol                                APB
Primary Exchange                            NYSE
Dividend Repurchase Program                  Yes
------------------------------------------------
Footnote section
(a) Expressed as a percentage of total
    investments.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each fiscal period reported.
    Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. These calculations do not include brokerage commissions.
(c) This information represents the historical net asset value per share performance of The
    Asia Pacific Fund, Inc. 'Net asset value per share performance' has been computed by the Investment Manager and, because it does not reflect market price, is not the same as 'total investment return.'

              Portfolio Characteristics
             (As of September 30, 2000)
-----------------------------------------------------
             Top Ten Long-Term Holdings
         (% of Total Long-Term Investments)
-----------------------------------------------------
Hutchison Whampoa, Ltd.                         9.94%
Samsung Electronics Co.                         6.36%
China Telecom, Ltd.                             5.03%
Taiwan Semiconductor Manufacturing Co.          4.54%
Sun Hung Kai Properties, Ltd.                   4.45%
Cheung Kong Holdings, Ltd.                      4.30%
United Microelectronics Corp., Ltd.             3.99%
HSBC Holdings Plc.                              3.86%
Hon Hai Precision Industry Co., Ltd.            2.46%


-------------------------------------------------------
             Long-Term Country Weightings
          (% of Total Long-Term Investments)
-------------------------------------------------------

                      (PIE CHART)

Hong Kong/China     41.26%    Thailand            1.58%
Taiwan              20.09%    Indonesia           1.36%
South Korea         17.26%    India               1.17%
Singapore           11.91%    The Philippines     0.14%
Malaysia             5.23%
-----------------------------------------------------
        Sector Breakdown: Top Ten Industries
         (% of Total Long-Term Investments)
-----------------------------------------------------
Banking                                        15.70%
Telecommunications                             12.10%
Conglomerate                                   11.02%
Electronics                                    10.14%
Real Estate-Developers                          9.30%
Foundry (Semi-conductors)                       8.40%
Utilities                                       3.57%
Distribution                                    3.32%
Chemicals                                       2.71%
Retail                                          2.50%

--------------------------------------------------------------------------------
                        REPORT OF THE INVESTMENT MANAGER
            For the period from April 1, 2000 to September 30, 2000
--------------------------------------------------------------------------------

PERFORMANCE

   Asian markets fared poorly during the period under review. During the last six months the Fund's net asset value (NAV) per share decreased by US$2.89 from US$14.69 to US$11.80. In percentage terms the Fund's total return performance was -19.7%. This compares with the return of its relevant benchmark index, the MSCI Combined Far East Free Ex-Japan (gross), of -25.6%. The Fund's outperformance of 5.9% was due to a combination of stock selection and asset allocation.

Local Currencies vs. the US Dollar

                                                            Period
                                                            Mar 31-
                                                            Sept 30
                                                             2000
     Currency        March 31,   June 30,   September 30,   Change
  Local/US$ rate       2000        2000         2000           %
-------------------  ---------   --------   -------------   -------
North Asia
Chinese Renminbi         8.28       8.28          8.28         0.0
Hong Kong Dollar         7.79       7.80          7.80        -0.1
Korean Won              1,105      1,115         1,115        -0.9
New Taiwan Dollar       30.43      30.80         31.33        -2.9

ASEAN
Indonesian Rupiah       7,570      6,752         8,875       -17.2
Malaysian Ringgit        3.80       3.80          3.80         0.0
Philippine Peso         41.13      43.23         46.20       -12.3
Singaporean Dollar       1.71       1.73          1.74        -1.7
Thai Baht               37.81      39.22         42.20       -11.6

South Asia
Indian Rupee            43.61      44.67         46.04        -5.6
*Source: Factset

Stock Market Performance (Net)*
April 1, 2000 to September 30, 2000

                                                         Period
                           2nd Quarter   3rd Quarter    Apr-Sept
                              2000           2000         2000
                             Market         Market       Market
                            Change %       Change%      Change %
     Country - Index           US$           US$          US$
-------------------------  -----------   ------------   --------
North Asia
MSCI China                      24.1%        -17.6%         2.2%
MSCI Hong Kong                 -14.1          -1.7        -15.5
MSCI Korea                      -0.8         -28.9        -29.4
MSCI Taiwan                    -16.4         -23.5        -36.0

ASEAN
MSCI Indonesia Free            -28.8         -18.6        -42.1
MSCI Malaysia Free             -15.1         -17.1        -29.6
MSCI Philippines Free          -15.7         -14.5        -28.0
MSCI Singapore Free             -2.4          -5.6         -7.9
MSCI Thailand Free             -23.0         -29.0        -45.3

South Asia
MSCI India                     -18.7         -17.2        -32.6

Regional
MSCI Combined Far East
  Free Ex-Japan                -12.0         -16.1        -25.6

* Source: Factset


COUNTRY ALLOCATION

                     March 31,      June 30,      September 30,
                        2000          2000             2000
     Country            (%)            (%)             (%)
------------------  ------------   -----------   ----------------
North Asia               78.3%         76.2%            76.9%
Hong Kong/China          34.9          33.9             40.4
Korea                    20.8          20.6             16.9
Taiwan                   22.6          21.7             19.6

ASEAN                    19.6          20.0             19.8
Indonesia                 1.3           1.5              1.3
Philippines               0.9           0.4              0.1
Malaysia                  2.8           4.4              5.1
Singapore                11.5          11.3             11.7
Thailand                  3.1           2.4              1.6

South Asia
India                     0.9           1.3              1.2
Cash                      1.2           2.5              2.1

MARKET & ASSET ALLOCATION REVIEW

   The Asia Pacific region has performed very poorly over the last six months, falling 25.6% as measured by the MSCI Combined Far East Free Ex-Japan (gross) index. The region in the March to June quarter (-12.0%) was plagued largely by external influences, namely the outlook for the US economy, Federal Reserve monetary policy and international equity markets' behavior (NASDAQ in particular). In the July-September quarter (-16.1%) attention refocused on rising oil prices, deteriorating demand outlook for the global technology sector, and falling economic and earnings momentum in Asia.

   During the period under review, the Asian currencies were noticeably weaker. In general, their weakness reflected the state of their countries' financial systems. The sharpest declines were seen in the Indonesian Rupiah (-12.3%), the Philippine Peso (-12.3%) - which is now at an all time low - and the Thai Baht (-11.6%). The extent of the region's weakness somewhat surprised your Investment Manager. The declines in Thailand, Indonesia, the Philippines and Malaysia (together known as 'TIPM') can, to some degree, be rationalised and hence the Fund's low weighting in these markets. The extent of the stock market falls in Korea and Taiwan, particularly in the third quarter of 2000, have been propelled by local issues. In Korea, these centered around the restructuring of the Hyundai group as well as various unsuccessful asset sales to foreign investors. In Taiwan, the issues involved the failure of the newly elected Democratic Peoples' Party (DPP) to wrestle effective control from the outgoing Kuomintang
(KMT), combined with the global technology sell-off.

   At the country allocation level there were three minor changes during the six months. First, Hong Kong was increased, largely in the month of July. Second, the North Asian markets of Korea and Taiwan were marginally reduced in the third quarter of 2000. Third, ASEAN was further reduced: Malaysia was favoured amongst TIPM, whereas the weighting to Singapore remained relatively steady. At the sector allocation level there have been a number of significant changes. First, in the early second quarter of 2000, the Fund's weighting to the telecommunications sector was significantly reduced from overweight to underweight. At the same time, the underweight positions in real estate and banks were reduced to a more neutral weighting. In the third quarter the banks and property sectors were increased further to an overweight stance at the expense of technology, which was reduced from very overweight to a less overweight position. Overall, these changes to asset allocation have contributed positively to the Fund's relative performance.

OUTLOOK

   Recent performance of the Asian markets bears little correlation with the region's economic and corporate performance. Since the US Federal Reserve began raising rates last July (1999), the Fund's benchmark index is down by over 30%, whereas it has, in fact, generated earnings growth of over 70% for the period. The resultant multiple compression witnessed by Asia suggests either that the economic recovery currently being enjoyed by the region is about to end abruptly, or else merely reflects the indifference investors currently feel towards these markets. Your Manager believes the latter and feels strongly that the Asian markets would rebound sharply if investors' attitude towards the region was to improve.

   'The media' is increasingly a critical ingredient in forging sentiment. No doubt they have had their part to play in the momentum and technology 'fad' investing that has characterised the developed markets over the last few years. Your Manager notes the disproportionate air time (and negative comments) TIPM receives and yet the significance of these countries in the region has been substantially reduced (to relative unimportance) over the last few years. This can be clearly seen in the chart below. Indeed, the region is now more of a 'Greater China story' (Greater China can be defined as the region incorporating Hong Kong, China and Taiwan). As mentioned in the previous quarter-end report, the outlook for China is believed to be strong with the economy at the early stage of a recovery, which - it is believed - will be the main catalyst for the region as a whole over the coming few quarters.

   Breakdown by market capitalisation of MSCI Far East Free Ex-Japan Index

               June 2000   March 1998   March 1996   December 1993
                   %           %            %              %
               ---------   ----------   ----------   -------------
H.K./China        34.9         39.0         33.2          40.6
Singapore         11.4         12.7         15.3          12.1
Korea/Taiwan      38.8         23.3          4.0           2.6
TIPM*             14.9         25.0         47.5          44.7

* Thailand, Indonesia, Philippines & Malaysia

Both China and Taiwan were introduced to the index on September 3, 1996.

Source: Factset

   In conclusion, the Asian markets have been incapable of focussing--or believing in--the recent good news the region has had to offer. These markets will remain susceptible to negative sentiment and be beholden to the trends experienced in the US, until Asian investors' confidence towards Asia returns. The markets themselves, however, appear to have discounted all but a disaster scenario (such as a collapse in the US equity market), which the Manager believes to be highly unlikely. Therefore, for the patient investor, the Asian markets currently represent a very good buying opportunity, certainly the best opportunity since the height of the 'Asian Crisis' in August/September 1998.

James Squire
Investment Manager
Baring Asset Management (Asia) Limited
September 24, 2000
                                       4

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Portfolio of Investments
September 30, 2000
(Unaudited)

-------------------------------------------------------
                                              Value
 Shares              Description             (Note 1)
-------------------------------------------------------
            EQUITIES--98.1%
            Hong Kong--40.5%
5,000,000   Brilliance China Automotive    $  1,522,983
              Holdings, Ltd.  ...........
              (Automobile Manufacturing)
 750,000    Cheung Kong Holdings, Ltd.        9,065,754
               ..........................
              (Real Estate-Developers)
1,600,000   China Telecom, Ltd. (a)  ....    10,619,197
              (Telecommunications)
 446,000    China Unicom, Ltd.  .........       998,140
              (Telecommunications)
2,718,000   Citic Ka Wah Bank, Ltd.  ....       906,325
              (Banking)
7,000,000   Giordano International, Ltd.      4,062,356
               ..........................
              (Retail)
  86,000    Hang Seng Bank, Ltd.  .......       926,486
              (Banking)
1,710,121   Hong Kong and China Gas Co.,      2,138,419
              Ltd.  .....................
              (Utilities)
1,330,000   Hong Kong Exchanges & Clear-      2,669,484
              ing, Ltd.  ................
              (Financial Services)
 581,800    HSBC Holdings Plc.  .........     8,133,202
              (Banking)
1,580,300   Hutchison Whampoa, Ltd.  ....    20,976,895
              (Conglomerate)
8,461,000   Jiangxi Copper Co., Ltd.  ...     1,052,579
              (Metals Processing)
2,052,000   Johnson Electric Holdings,        4,408,121
              Ltd.  .
              (Manufacturing)
1,888,000   Kingboard Chemical Holdings,        823,270
              Ltd.  .....................
              (Electronics)
2,152,000   Li & Fung, Ltd.  ............     4,540,143
              (Distribution)
1,397,641   Pacific Century Cyberworks,       1,577,392
              Ltd.
              (Telecommunications)
5,000,000   PetroChina Co., Ltd.  .......     1,019,597
              (Oil & Gas Services)
 996,000    Sun Hung Kai Properties, Ltd.     9,388,755
               ..........................
              (Real Estate-Developers)

-------------------------------------------------------
                                              Value
 Shares              Description             (Note 1)
-------------------------------------------------------
 612,000    Varitronix International,      $    851,613
              Ltd.  .....................
              (Manufacturing)
4,967,000   Yanzhou Coal Mining Co., Ltd.     1,353,675
               .                           ------------
              (Mining)
                                             87,034,386
                                           ------------
            India--1.2%
 203,700    India Fund, Inc. (a)  .......     2,470,043
              (Diversified Funds)          ------------
            Indonesia--1.3%
1,014,500   PT Gudang Garam Tbk  ........     1,212,197
              (Tobacco)
  94,700    PT Indonesia Satellite Tbk          757,600
              (ADR)  ....................
              (Telecommunications)
1,800,000   PT Ramayana Lestari Sentosa         897,436
              Tbk .                        ------------
              (Retail)
                                              2,867,233
                                           ------------
            Malaysia--5.1%
 392,000    British American Tobacco          3,687,895
              Berhad  ...................
              (Tobacco)
  20,000    Genesis Malay Maju  .........       380,000
              (Diversified Funds)
 600,000    Malayan Banking Berhad  .....     2,305,263
              (Banking)
1,102,000   Tanjong Co., Ltd.  ..........     2,276,500
              (Conglomerate)
 800,000    Tenaga Nasional Berhad  .....     2,378,947
              (Utilities)                  ------------
                                             11,028,605
                                           ------------
            The Philippines--0.1%
3,000,000   SM Prime  ...................       305,195
              (Retail)                     ------------
            Singapore--11.7%
 240,000    City Developments, Ltd.  ....     1,171,740
              (Real Estate-Developers)
 762,469    DBS Group Holdings, Ltd.  ...     8,408,619
              (Banking)

-------------------------------------------------------
                                              Value
 Shares              Description             (Note 1)
-------------------------------------------------------
 600,080    Overseas-Chinese Banking       $  3,791,430
              Corp., Ltd.  ..............
              (Banking)
 919,000    Parkway Holdings, Ltd.  .....     1,879,173
              (Health Care)
 320,198    Singapore Press Holdings,         4,800,211
              Ltd.  .....................
              (Printing & Publishing)
2,100,577   Singapore Technologies            3,112,860
              Engineering, Ltd.  ........
              (Engineering &
              Construction)
1,250,000   Singapore Telecommunications,     1,952,901
              Ltd.  .....................  ------------
              (Telecommunications)
                                             25,116,934
                                           ------------
            South Korea--16.9%
 245,100    Honam Petrochemical Corp.         1,461,611
               ..........................
              (Chemicals)
  56,080    Keumkang Korea Chemical, Ltd.     2,514,460
              (Building & Construction)
 339,377    Kookmin Bank  ...............     4,047,629
              (Banking)
 115,690    Korea Electric Power Corp.        3,018,947
               ..........................
              (Utilities)
  48,140    Korea Telecom Corp.  ........     2,883,694
              (Telecommunications)
  53,950    Pohang Iron & Steel Co.  ....     4,015,469
              (Iron & Steel)
  74,068    Samsung Electronics Co.  ....    13,416,792
              (Electronics)
  20,690    Sk Telecom Co., Ltd.  .......     5,046,568
              (Telecommunications)         ------------
                                             36,405,170
                                           ------------
            Taiwan--19.7%
 565,343    Asustek Computer, Inc. (a)        3,004,063
               ..........................
              (Computer Products)
1,726,044   China Steel Corp.  ..........     1,116,072
              (Iron & Steel)
2,805,000   Chinatrust Commercial Bank        2,110,035
               ..........................
              (Banking)

-------------------------------------------------------
                                              Value
 Shares              Description             (Note 1)
-------------------------------------------------------
1,493,061   Formosa Plastic Corp.  ......  $  2,298,855
              (Chemicals)
 785,980    Hon Hai Precision Industry        5,182,838
              Co., Ltd. (a)  ............
              (Electronics)
1,385,000   Nan Ya Plastic Corp.,  ......     1,950,704
              (Chemicals)
 957,937    President Chain Store Corp.       3,035,716
               ..........................
              (Convenience Stores)
1,006,400   Siliconware Precision             1,011,554
              Industries Co.  ...........
              (Electronics)
 780,000    Synnex Technology Int'l.          2,471,831
              Corp.  .
              (Distribution)
3,615,000   Taishin International Bank        2,198,623
               ..........................
              (Banking)
2,874,100   Taiwan Semiconductor Manufac-     9,568,066
              turing Co.  ...............
              (Foundry)
3,798,800   United Microelectronics           8,147,234
              Corp., Ltd. (a)  ..........
              (Foundry)
 439,481    United World Chinese Commer-        281,358
              cial Bank  ................  ------------
              (Banking)
                                             42,376,949
                                           ------------
            Thailand--1.6%
 200,000    Advanced Info Services PCL        1,687,004
              (a)
              (Telecommunications)
 148,700    BEC World PCL  ..............       704,656
              (Television & Communication
              Equipment)
 360,000    Hana Microelectronics PCL           946,807
               ..........................  ------------
              (Electronics)
                                              3,338,467
                                           ------------
            Total equities
              (cost $169,756,669)........   210,942,982
                                           ------------

-------------------------------------------------------
Principal
 Amount                                       Value
 (000)               Description             (Note 1)
-------------------------------------------------------
            Repurchase Agreement--3.3%
            United States
$  7,080    State Street Bank and Trust    $  7,080,000
              Company, 5.25%, dated
              9/29/00 due 10/2/00 in the
              amount of $7,083,098 (cost
              $7,080,000; collateralized
              by $7,205,000 US Treasury
              Bonds, 5.375% due 2/15/01,
              approximate value of
              collateral including
              accrued interest
              $7,226,110)................
                                           ------------
            Total Investments--101.4%
            (cost $176,836,669; Note
              3).........................   218,022,982
            Liabilities in excess of
              other
              assets--(1.4%).............    (2,907,124)
                                           ------------
            Net Assets--100%.............  $215,115,858
                                           ------------
                                           ------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt


----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Statement of Assets and Liabilities
September 30, 2000
(Unaudited)
----------------------------------------------------------

Assets
Investments, at value (cost
  $176,836,669)........................   $218,022,982
Cash, including foreign currency
  (cost $1,219,319)....................      1,218,956
Receivable for investments sold........        750,005
Dividends and interest receivable......        167,709
Other assets...........................         48,191
                                          ------------
  Total assets.........................    220,207,843
                                          ------------
Liabilities
Payable for investments purchased......      4,440,439
Accrued expenses and other
  liabilities..........................        254,446
Investment management fee payable......        155,959
Deferred Thailand capital gains tax
  liability............................        140,916
Administration fee payable.............         45,737
Payable for Fund shares reacquired.....         35,370
Foreign withholding taxes payable......         19,118
                                          ------------
  Total liabilities....................      5,091,985
                                          ------------
Net Assets.............................   $215,115,858
                                          ------------
                                          ------------
Net assets comprised:
  Common stock, at par.................   $    182,293
  Paid-in capital in excess of par.....    206,120,911
  Cost of 701,000 shares held in
    Treasury...........................      7,068,038
                                          ------------
                                           213,371,242
Distributions in excess of net
  investment income....................        (92,202)
Accumulated net realized losses on
  investments and foreign currency
  transactions.........................    (39,206,820)
Net unrealized appreciation on
  investments and foreign currencies...     41,043,638
                                          ------------
Net Assets, September 30, 2000.........   $215,115,858
                                          ------------
                                          ------------
Net Asset Value per share:
  ($215,115,858 3 18,229,333 shares of
  common stock issued and
  outstanding).........................         $11.80
                                          ------------
                                          ------------

See Notes to Financial Statements.        See Notes to Financial Statements.
                                       7

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Statement of Operations
Six Months Ended September 30, 2000
(Unaudited)
----------------------------------------------------------

Net Investment Income
Income
  Dividends (net of foreign withholding
    taxes of $326,309).................   $  2,380,525
  Interest.............................         81,620
                                          ------------
    Total income.......................      2,462,145
                                          ------------
Expenses
  Investment management fee............      1,029,296
  Administration fee...................        301,267
  Custodian's fees and expenses........        262,000
  Reports to shareholders..............        150,000
  Legal fees and expenses..............         79,000
  Directors' fees......................         47,000
  Transfer agent's fees and expenses...         23,000
  Audit fees and expenses..............         21,000
  Insurance............................         21,000
  Miscellaneous........................        112,588
                                          ------------
      Total expenses...................      2,046,151
                                          ------------
  Net investment income................        415,994
                                          ------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions (net of
    Thailand capital gains taxes of
    $36,867)...........................      9,990,140
  Foreign currency transactions........        (40,207)
                                          ------------
                                             9,949,933
                                          ------------
Net change in unrealized appreciation
  (depreciation) on:
  Investments (net of change in
    deferred Thailand capital gains
    taxes of $238,604).................    (66,072,905)
  Foreign currencies...................       (119,995)
                                          ------------
                                           (66,192,900)
                                          ------------
Net loss on investments and foreign
  currencies...........................    (56,242,967)
                                          ------------
Net Decrease in Net Assets
Resulting From Operations..............   $(55,826,973)
                                          ------------
                                          ------------

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Statement of Changes in Net Assets
(Unaudited)
----------------------------------------------------------

                             Six Months
                                Ended         Year Ended
Increase (Decrease)         September 30,     March 31,
in Net Assets                   2000             2000
                            -------------    ------------
Operations
  Net investment
    income...............   $     415,994    $    (24,021)
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........       9,949,933      27,813,326
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    foreign currencies...     (66,192,900)     90,152,821
                            -------------    ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     (55,826,973)    117,942,126
Distributions in excess
  of net investment
  income.................              --      (2,650,189)
  Cost of Fund shares
    reacquired...........      (7,068,038)             --
                            -------------    ------------
Total increase
  (decrease).............     (62,895,011)    115,291,937
Net Assets
Beginning of period......     278,010,869     162,718,932
                            -------------    ------------
End of period............   $ 215,115,858    $278,010,869
                            -------------    ------------
                            -------------    ------------

See Notes to Financial Statements.        See Notes to Financial Statements.
                                       8

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Notes to Financial Statements
(Unaudited)
----------------------------------------------------------

The Asia Pacific Fund, Inc. (the 'Fund') is a diversified, closed-end, management investment company. The Fund's investment objective is to achieve long-term capital appreciation through investment primarily in equity securities of companies in the Asia Pacific countries.

Note 1. Accounting            The following is a summary
                              of significant accounting Policies
                              policies followed by the Fund in the preparation
of its financial statements.

Securities Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last reported sales prices. If there is no sales price or reliable market quotation on the date of valuation, then investments are valued at the last bid price quoted on such date or at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

   In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities--at the closing rate of exchange.

   (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

   Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains(losses) are included in the reported net realized gains(losses) on investment transactions.

   Net realized gains(losses) on foreign currency transactions represent net foreign exchange losses from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets, other than investment securities, and liabilities at fiscal period end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currencies.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Dividends and Distributions: Dividends from net investment income, if any, are declared and paid at least annually. The Fund will distribute at least annually any net capital gains in excess of net capital loss carryforwards.

Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Fund's intention to continue to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

   Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.


Note 2. Investment            The Fund has a manage-
Management and                ment agreement with Bar-
Administration                ing Asset Management
Agreements                    (Asia) Limited (the
                              'Investment Manager') and an administration
agreement with Prudential Investments Fund Management LLC (the 'Administrator'). The Investment Manager is an indirect, wholly owned subsidiary of ING Groep N.V.

   The investment management fee is computed weekly and payable monthly: 1.10% of the Fund's average weekly net assets up to $50 million, 0.90% of such assets between $50 million and $100 million and 0.70% of such assets in excess of $100 million based upon the Fund's average weekly net assets.

   The administration fee is also computed weekly and payable monthly at an annual rate of 0.25% up to $200 million and 0.20% in excess of the Fund's average weekly net assets.

   Pursuant to the agreements, the Investment Manager provides continuous supervision of the investment portfolio and the Administrator provides occupancy and certain clerical and accounting services for the Fund. Both the Investment Manager and the Administrator pay the cost of compensation of certain directors and officers of the Fund. The Fund bears all other costs and expenses.


Note 3. Portfolio             Purchases and sales of
Securities                    investment securities, other
                              than short-term investments, for the six months
ended September 30, 2000 aggregated $69,291,698 and $66,396,577, respectively.

   The United States federal income tax basis of the Fund's investments at September 30, 2000 was 177,306,630 and accordingly, net unrealized appreciation for federal income tax purposes was $40,716,352 (gross unrealized appreciation--$55,058,106; gross unrealized depreciation--$14,341,754).

   For federal income tax purposes, the Fund has a capital loss carryforward as of March 31, 2000 of approximately $47,927,000 which expires in 2007. In addition, the Fund has elected to treat net currency losses of approximately $65,400 incurred in the five month period ended March 31, 2000 as having been incurred in the current fiscal year. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts.


Note 4. Borrowings            The Fund has a credit
                              agreement with an unaffiliated bank. The borrowing
limitation under this agreement is $70,000,000. Drawings may be made for periods of one, two or three months and interest is accrued daily and payable at the end of the loan period. The Fund had no loans outstanding for the six months ended September 30, 2000.


Note 5. Capital               There are 30 million shares
                              of $0.01 par value common stock authorized. During
the six months ended September 30, 2000, the Fund repurchased 701,000 of its own shares on the open market at an average price of $10.09 and at a weighted average discount per share of 26%.

   On September 18, 2000, the Fund announced a tender offer to be conducted during the fourth quarter of this year for 15% of the Fund's outstanding shares. The Fund also announced the decision by the Board of Directors to conduct two additional cash tenders in the future if during the 13-week measurement periods ending the last Friday in August 2001 and 2002, shares of the Fund trade on the New York Stock Exchange at an average discount from net asset value greater than 15%. Any subsequent tender offer would be for at least 10% of the Fund's outstanding shares.

THE ASIA PACIFIC FUND, INC.
Financial Highlights
(Unaudited)
--------------------------------------------------------------------------------

                                               Six Months
                                                  Ended                             Year Ended March 31,
                                              September 30,     ------------------------------------------------------------
Per Share Operating Performance:                  2000            2000         1999         1998         1997         1996
                                              -------------     --------     --------     --------     --------     --------
Net asset value, beginning of period......      $   14.69       $   8.60     $   9.19     $  13.90     $  14.87     $  13.55
                                              -------------     --------     --------     --------     --------     --------
Net investment income (loss)..............           0.02             --(d)      0.06         0.12         0.06         0.05
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions............................          (3.00)          6.23        (0.61)       (4.14)       (0.53)        1.91
                                              -------------     --------     --------     --------     --------     --------
Total from investment operations..........          (2.98)          6.23        (0.55)       (4.02)       (0.47)        1.96
                                              -------------     --------     --------     --------     --------     --------
Less dividends and distributions:
Dividends from net investment income......        --               --           (0.04)       (0.12)       --           (0.04)
Distributions in excess of net investment
  income..................................        --               (0.14)       --           (0.16)       --           --
Distributions from realized gains on
  investments and foreign currencies......        --               --           --           (0.41)       (0.50)       --
                                              -------------     --------     --------     --------     --------     --------
Total dividends and distributions.........        --               (0.14)       (0.04)       (0.69)       (0.50)       (0.04)
Increase resulting from Fund share
  repurchase..............................            .09          --           --           --           --           --
                                              -------------     --------     --------     --------     --------     --------
Capital charge in respect of issuance of
  shares..................................        --               --           --           --           --           (0.60)
                                              -------------     --------     --------     --------     --------     --------
Net asset value, end of period............      $   11.80       $  14.69     $   8.60     $   9.19     $  13.90     $  14.87
                                              -------------     --------     --------     --------     --------     --------
                                              -------------     --------     --------     --------     --------     --------
Market value, end of period...............      $   8 3/4       $10 7/16     $ 7 1/16     $   9.00     $ 11 1/2     $ 14 1/4
                                              -------------     --------     --------     --------     --------     --------
                                              -------------     --------     --------     --------     --------     --------
Total investment return(a)................        (16.17)%         49.68%      (21.02)%     (16.07)%     (16.18)%       1.16%
                                              -------------     --------     --------     --------     --------     --------
                                              -------------     --------     --------     --------     --------     --------
Ratios to Average Net Assets:
Expenses (including loan interest
  expense)................................           1.63%(c)       1.66%        1.79%        1.56%        1.63%        1.58%
Expenses (excluding loan interest
  expense)................................           1.63%(c)       1.66%        1.79%        1.56%        1.57%        1.53%
Net investment income.....................           0.33%(c)      (0.01)%       0.80%        0.99%        0.43%       --
Supplemental Data:
Average net assets (000 omitted)..........      $ 250,244       $230,725     $141,079     $220,857     $275,702     $242,487
Portfolio turnover rate...................             27%            62%          64%          54%          43%          23%
Net assets, end of period (000 omitted)...      $ 215,116       $278,011     $162,719     $174,019     $262,693     $281,057
Total debt outstanding at end of period
  (000 omitted)...........................        --               --           --           --           --        $ 20,000
Asset coverage(b).........................        --               --           --           --           --        $ 15,053

---------------
 (a) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each fiscal period reported.
     Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
     These calculations do not include brokerage commissions. Total returns for periods of less than a full year are not annualized.
 (b) Per $1,000 of debt outstanding.
 (c) Annualized.
 (d) Less than $0.005 per share.

     Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.

See Notes to Financial Statements.
                                       11

--------------------------------------------------------------------------------
                         Supplemental Proxy Information
--------------------------------------------------------------------------------
   The Annual Meeting of Shareholders of The Asia Pacific Fund, Inc. (the 'Fund') was held on Wednesday, July 12, 2000 at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York. The meeting was held for the following purposes:

(1)  To elect three Directors to serve as follows:
                   Director                   Class           Term          Expiring
        ------------------------------        -----         --------        --------
        Robert H. Burns                        II            3 years          2003
        Douglas Tong Hsu                       II            3 years          2003
        David G. P. Scholfield                 II            3 years          2003
        Directors whose term of office continued beyond this meeting are David J.
        Brennan, Olarn Chaipravat, Michael J. Downey, Robert F. Gunia, and John A.
        Morrell.
(2)     To ratify the selection of Deloitte & Touche LLP as independent public accountants for the fiscal year ending March 31, 2001.
(3)     To consider a stockholder proposal requesting the Board of Directors to take action to liquidate the Fund.
(4)     To transact such other business as may properly come before the meeting or any adjournment thereof.

   The results of the proxy solicitation on the above matters were as follows:

                                                Votes         Votes         Votes
                 Director/Matter                 For         Against      Withheld      Abstentions
        ---------------------------------    -----------    ---------     ---------     -----------
(1)     Robert H. Burns                        3,782,126            0     3,188,078         --
        Douglas Tong Hsu                       3,773,990            0     3,196,213         --
        David G. P. Scholfield                 3,782,126            0     3,188,078         --
(2)     Ratification of Deloitte & Touche
        LLP as independent accountants         5,099,326      134,791        --          1,730,087
(3)     To consider a stockholder
        proposal requesting the Board of
        Directors to take action to
        liquidate the Fund.                    4,453,148    2,287,740        --            229,316

--------------------------------------------------------------------------------
                        Important Notice to Shareholders
--------------------------------------------------------------------------------
   Shareholders should also be aware that, in accordance with a recent amendment to Maryland corporations law, the Fund's advance notice Bylaw has been amended so that stockholders wishing to bring Board nominations or any other business before an annual meeting of stockholders must, except as otherwise provided in the Bylaw, furnish written notice to the Fund in accordance with the Bylaw no later than the 90th day, and no earlier than the 120th day, prior to the first anniversary of the mailing of the notice for the preceding year's annual meeting. Therefore, notice of any stockholder proposal to be presented at the Fund's annual meeting of stockholders in 2001, but not submitted for inclusion in the Fund's proxy statement, must be received by the Fund no later than the close of business on March 23, 2001. The deadline for submitting stockholder proposals for inclusion in the Fund's proxy statement for the 2001 meeting remains February 23, 2001.

            Directors
            Michael J. Downey, Chairman
            David J. Brennan
            Robert H. Burns
            Olarn Chaipravat
            Robert F. Gunia
            John A. Morrell
            Douglas Tong Hsu
            David G. P. Scholfield

            Officers
            Ronald G. M. Watt, President
            Robert F. Gunia, Vice President and Treasurer
            Linda McMullin, Assistant Treasurer
            Christine Gerrity-Yacuk, Assistant Treasurer
            Deborah A. Docs, Secretary
            Vasso-Athene Spanos, Assistant Secretary

            Investment Manager
            Baring Asset Management (Asia) Limited
            1901 Edinburgh Tower
            15 Queen's Road Central
            Hong Kong

            Administrator
            Prudential Investments Fund Management LLC
            Gateway Center Three
            100 Mulberry Street
            Newark, NJ 07102-4077

            Custodian and Transfer Agent
            State Street Bank and Trust Company
            One Heritage Drive
            North Quincy, MA 02171

            Independent Accountants
            Deloitte & Touche LLP
            Two World Financial Center
            New York, NY 10281-1434

            Legal Counsel
            Sullivan & Cromwell
            125 Broad Street
            New York, New York 10004

               The accompanying financial statements as of September 30, 2000 were not audited and, accordingly, no opinion is expressed on them.

               This report, including the financial statements herein, is transmitted to the shareholders of The Asia Pacific Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

                                The Asia Pacific Fund, Inc.
                                    Gateway Center Three
                                    100 Mulberry Street
                                   Newark, NJ 07102-4077

            For general information on the Fund, please call (toll-free) Dewe Rogerson Inc., our shareholders' servicing agent toll-free at:
                                      (888) 4-ASIA-PAC

            The Fund's Web Site address is:
            www.asiapacific.com

            The Fund's CUSIP number is
            044901106